Financial Instruments (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Financial Instruments (Textual)
Balance of financial liabilities	$ 78	$ 140
Excess of financial assets over financial liabilities	$ 1,761
Financial instruments, description	The Company has excess of financial assets over financial liabilities in Euro and Yen in relation to US dollar of $ 1,487 and $415, respectively. An increase or decrease of 5% of the US dollar relative to the Euro or Yen would not have a significant effect on the Company.
Financial liabilities	$ 387